Exhibit 99.1

NEWS RELEASE

For More Information Contact:

Greg Miller, Chief Financial Officer

(408) 263-3214

gregm@calmicro.com

California Micro Devices to Appoint New Audit Firm

MILPITAS, Calif. – October 21, 2003 – California Micro Devices (NASDAQ: CAMD) today announced that it will appoint a new audit firm before year end to replace Ernst and Young, LLP, which recently has tendered its resignation. This resignation will become effective after Ernst and Young completes its review of the company’s financial statements for Q2 of fiscal 2004, which ended September 30, 2003, in connection with the Form 10-Q filing. California Micro Devices confirmed that this development does not reflect any issues with respect to the accuracy or reliability of past financial statements or those it will file next month in its Form 10-Q. The company also indicated that the fiscal Q2 financial results it will release on October 23, 2003 will be at or above the high end of its previous guidance.

Commenting on the pending resignation, Robert V. Dickinson, president and CEO of California Micro Devices, said, “In today’s business environment, public accounting firms have understandably become more risk averse. However, our CFO, Greg Miller has done an excellent job of strengthening our Finance organization and improving our accounting systems since joining our management team in April. In light of this and our significantly improving operating results and financial condition, it is ironic that Ernst & Young would choose to resign at this time.”

Fiscal Q2 Conference Call

California Micro Devices will hold a conference call to discuss its fiscal Q2-2004 results on Thursday, October 23rd, 2003, at 2:00 p.m. Pacific Time. The company will release its fiscal Q2 results earlier the same day, after the close of trading. Interested parties can access the conference call by dialing (800) 218 9073. International parties may access the conference call by dialing (303) 205-0044. No password is necessary.

Telephone replay of the conference call will be available from approximately 4:00 p.m. Pacific Time on October 23rd, until 11:00 p.m. Pacific Time on November 7th. To access this recording, please dial (800) 405-2236 and enter the conference pass code 552079. International callers may dial (303) 590-3000 and enter the same conference pass code.

About California Micro Devices Corporation

California Micro Devices Corporation is a leading supplier of application-specific analog semiconductor products for the mobile, computing, and consumer electronics markets. Key products include application-specific integrated passive (ASIP™) devices and power management ICs. Detailed corporate and product information may be accessed at www.calmicro.com.

All statements contained in this press release that are not historical facts are forward-looking statements. The forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. They are not historical facts or guarantees of future performance or events. Rather, they are based on current expectations, estimates, beliefs, assumptions, and goals and objectives and are subject to uncertainties that are difficult to predict. As a result, our actual results may differ materially from the statements made. Often such statements can be identified by their use of words such as will, intends, expects, plans, believes, anticipates, expects, and estimates. Forward-looking statements made in this release include our expectations that the financial results for our second fiscal quarter to be released of October 23 will equal or exceed our prior guidance and that we will retain a new audit firm prior to year end. This forward-looking statements are based upon our assumptions about and assessment of the future, which may or may not prove true, and involve a number of risks and uncertainties including, but not limited to, the possibility that we will discover additional costs or the need to take additional reserves which would cause our financial results to be less than anticipated and whether major accounting firms are willing to be our auditors due to our past restatement of our fiscal 2003 quarterly financial statements and the internal control material weaknesses noted by Ernst & Young at fees we will find acceptable as well as other risk factors detailed in the company’s Form 8K, 10K, and 10Q filings with the Securities and Exchange Commission. Due to these and other risks, the company’s future actual results could differ materially from those discussed above. These forward-looking statements speak only as to the date of this release, and, except as required by law, we undertake no obligation to publicly release updates or revisions to these statements whether as a result of new information, future events, or otherwise.

# # #

ASIP™ is a trademark of California Micro Devices. All other trademarks are property of their respective owners.

1